UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2021

Checkpoint Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38128	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CKPT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this report, on June 9, 2021, the stockholders of the Company voted at the 2021 Annual Meeting to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by 40,000,000 shares, bringing the total number of authorized shares of common stock to 135,000,000 shares (the “Amendment”).

On June 10, 2021, following the 2021 Annual Meeting, the Company filed a certificate of amendment (the “Certificate”) giving effect to the Amendment with the Secretary of State of the State of Delaware. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2021, the Company held its 2021 Annual Meeting of stockholders at 10:00 a.m. Eastern Time by means of an online virtual meeting platform. There were 72,163,822 shares of common stock and 7,000,000 shares of Class A common stock outstanding on the record date, representing 151,544,026 votes. Stockholders representing 135,732,293, or 89.56%, of the 151,544,026 votes outstanding were represented in person or by proxy constituting a quorum.

At the 2021 Annual Meeting, the following three proposals were approved: (i) the election of seven directors to hold office until the 2022 annual meeting; (ii) the ratification of the appointment of BDO USA, LLP as Checkpoint’s independent registered public accounting firm for the year ending December 31, 2021; and (iii) an amendment to Checkpoint’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by 40,000,000 shares from 95,000,000 to 135,000,000. The three proposals are described in detail in Checkpoint’s definitive proxy statement on Schedule 14A for the 2021 Annual Meeting filed with the SEC on April 30, 2021.

Proposal 1

The votes with respect to the election of seven directors to hold office until the 2022 annual meeting were as follows:

Director	For	% Voted For	Withheld	% Voted Withheld	Broker Non-Votes
Michael S. Weiss	103,746,511	94.80%	5,692,407	5.20%	26,293,375
Christian Béchon	107,908,373	98.60%	1,530,545	1.40%	26,293,375
Scott Boilen	104,273,679	95.28%	5,165,239	4.72%	26,293,375
Neil Herskowitz	101,071,956	92.35%	8,366,962	7.65%	26,293,375
James F. Oliviero	107,797,224	98.50%	1,641,694	1.50%	26,293,375
Lindsay A. Rosenwald, M.D.	103,711,293	94.77%	5,727,625	5.23%	26,293,375
Barry Salzman	106,826,134	97.61%	2,612,784	2.39%	26,293,375

Proposal 2

The vote with respect to the ratification of BDO USA, LLP as Checkpoint’s independent registered accounting firm for the year ending December 31, 2021 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
135,289,410	189,981	252,902	-

Proposal 3

The vote with respect to the approval of an amendment to Checkpoint’s Amended and Restated Certificate of Incorporation was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
127,469,320	7,040,575	1,222,398	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Checkpoint Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021	Checkpoint Therapeutics, Inc.
(Registrant)

	By	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer